OVERSTOCK.COM, INC.

             LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE

     The undersigned, as an officer or director of Overstock.com, Inc. (the "Company"), hereby constitutes and appoints, Jonathan E. Johnson III,President, Medici Ventures; Saum Noursalehi, President, Retail; Anthony Strong, Vice President, Finance and Controller; E. Glen Nickle, Vice President, Legal and General Counsel; Allison Fletcher, Senior Associate General Counsel, Legal; and Stanton Huntington, Senior Associate General Counsel, Legal; and each of them, as the undersigned's true and lawful attorney-in-fact and agent, to complete and execute such Forms 144, Forms 3, 4, and 5 and other forms as any such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company, and to do all acts necessary in order to file such forms with the Securities and Exchange Commission, any securities exchange or national association, the Company and such other person or agency as any such attorney-in-fact shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

     This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless replaced by a Limited Power of Attorney of more recent date, or earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.

      This Limited Power of Attorney is executed in Salt Lake City, Utah, as of the date set forth below.


                                        /s/ Gregory Iverson
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                                        Signature

                                        Gregory Iverson
                                        --------------------------
                                        Type or Print Name

                                        Dated: 4/16/2018
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WITNESS:

/s/ Brock Lyle
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Signature

Brock Lyle
--------------------------
Type or Print Name

Dated: 4/16/2018
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